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                      SECURITIES EXCHANGE AND COMMISSION
                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 10, 2000

                        Adaptive Broadband Corporation
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

      000-7428                                           94-1668412
(Commission File No.)                       (I.R.S. Employer Identification No.)


                             1143 Borregas Avenue
                              Sunnyvale, CA 94089
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (408) 732-4000
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Item 2.   Acquisition or Disposition of Assets.

     A.   Sale of Assets to Comtech Telecommunications Corp.

          On July 10, 2000, the registrant, Adaptive Broadband Corporation (the "Company"), sold to Comtech Telecommunications Corp. ("Comtech") substantially all the assets relating to the Company and its unincorporated division's business of manufacturing and marketing satellite modems, receivers and related equipment (the "EF Data Business"), and Comtech assumed certain liabilities of the EF Data Business, pursuant to that certain Amended and Restated Asset Purchase Agreement (the "EF Data Agreement"), dated as of July 10, 2000, by and between Comtech and the Company (the "EF Data Sale"). A copy of the EF Data Agreement is attached as Exhibit 2.1. As consideration for the EF Data Sale, the Company received from Comtech at the closing an aggregate purchase price of Sixty One Million Five Hundred Thousand Dollars ($61,500,000), which is subject to adjustment under certain circumstances set forth in the EF Data Agreement.

     B.   Sale of Assets to Microwave Data Systems Inc.

          On July 14, 2000, the Company sold to Microwave Data Systems Inc. ("Microwave"), a wholly owned subsidiary of Moseley Associates Incorporated ("Moseley"), substantially all the assets relating to the Company and its unincorporated division's business of the design, manufacture and sale of low speed microwave data transmitters (the "MDS Business"), and Microwave assumed certain liabilities of the MDS Business, pursuant to that certain Asset Purchase Agreement (the "MDS Agreement"), dated as of June 14, 2000, by and among Microwave, Moseley and the Company (the "MDS Sale"). A copy of the MDS Agreement is attached as Exhibit 2.2. As consideration for the MDS Sale, the Company received from Microwave at the closing an aggregate purchase price of Thirty Eight Million Two Hundred Fifty Three Thousand Dollars ($38,253,000), which is subject to adjustment under certain circumstances set forth in the MDS Agreement.
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Item 7.   Exhibits.

          Exhibit
          Number       Exhibit

          2.1 Amended and Restated Asset Purchase Agreement, dated as of July 10, 2000, by and between Comtech
                       Telecommunications Corp. and Adaptive Broadband Corporation.

          2.2 Asset Purchase Agreement, dated as of June 14, 2000, by and among Microwave Data Systems Inc., Moseley Associates Incorporated and Adaptive Broadband Corporation.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Adaptive Broadband Corporation

Dated:  July 25, 2000                  By:  /s/ Kenneth J. Wees
                                            -----------------------------------
                                            Vice President
                                            General Counsel and
                                            Secretary
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                                 EXHIBIT INDEX

     Exhibit
     Number       Description

     2.1 Amended and Restated Asset Purchase Agreement, dated as of July 10, 2000, by and between Comtech Telecommunications Corp. and Adaptive Broadband Corporation.

     2.2 Asset Purchase Agreement, dated as of June 14, 2000, by and among Microwave Data Systems Inc., Moseley Associates Incorporated and Adaptive Broadband Corporation.